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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                         Date of Report:  May 22, 1995

                         Commission file number   1-41

                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              94-3019135
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

       FOURTH AND JACKSON STREETS
           OAKLAND, CALIFORNIA                                         94660
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code               (510) 891-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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                                  SAFEWAY INC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    The following exhibits are filed as part of this Report:

                 12.1     Computation of Ratio of Earnings to Fixed Charges





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SAFEWAY INC.
                                   REGISTRANT



Date:  May 22, 1995                             By:  /s/  F. J. Dale
                                                     --------------------
                                                     F. J. Dale
                                                     Group Vice President
                                                     Finance





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                         SAFEWAY INC. AND SUBSIDIARIES


                                 EXHIBIT INDEX



List of Exhibits Filed with Form 8-K dated May 22, 1995:

          Exhibit 12.1      Computation of Ratio of Earnings to Fixed Charges